Exhibit 99.1

Dalrada Technology Group, Inc.. Shareholder Letter from the Chairman and CEO, Brian Bonar

I want to take this moment to speak to our shareholders as we enter a new era as Dalrada Technology Group, Inc. (OTC:DHTI). It is important to reflect on events and lessons we have learned from this past year, whilst continuing our efforts and focus as we streamline the business and drive with vigor, on key deliverables for this year and beyond.

First, I would like to address our shareholders, thank you for your continued patience and support. 2025 was a significant and transformative year for Dalrada in which Dalrada experienced unforeseen events that had a direct effect on our public market. As a result, I want to assure every one of our shareholders that we have worked diligently and effortlessly to correct and shore up our practices and procedures to avoid any similar future events, making some key operational and organizational appointments to strengthen our operation going forward.

As you can ascertain from our Annual Report for the year ended June 30, 2025 our team continued to dig deep, never stopped working, and in some areas we saw operational growth. I was always confident we would, and were successful in, bringing our public market back into current and compliant status, while continuing to grow company operations and we believe these efforts position the Company well for 2026.

Dalrada has spent the last five years acquiring, developing and perfecting several technologies in the renewable energy and semiconductor markets on a global scale. Through 2025, our leadership team carried out intensive market research on our product and service offerings in an effort to align these technologies to current and emerging market growth and develop an intentional and focused strategic plan for 2026 and beyond. The result, a refocused, energized business which is already gaining traction as Dalrada evaluates and executes on numerous and real opportunities, to realize the full potential of all our verticals and maximize our operations and shareholder value.

Dalrada Technology Group’s UK facility has made progress and gained traction with our 9kW and 11kW residential heat pumps. In the previous quarter, a targeted sales campaign delivered numerous relationships with local installation company’s who have subsequently and enthusiastically engaged with the opportunity to offer Dalrada’s line of heat pumps. These efforts are already bearing fruit with initial orders being placed, as are sales of commercial and residential white label heat pumps whilst our production teams have worked to refine processes, procedures, and ramp up inventory of our flagship DCT-1 heat pump.

At home in the United States, we continue to build upon our relationship with Oak Ridge National Lab, a federally funded research and development center with expertise in heat pumps. Last November Dalrada’s engineers and Oak Ridge National Lab co-authored a peer reviewed scientific study that was published in the Journal of Building Engineering. We anticipate a growing relationship with Oak Ridge Nation Lab as we continue developing and perfecting our climate technologies. Our Las Vegas facility has commissioned several of our DCT-1 heat pumps that are scheduled to be delivered to our East Coast distributor. With the continued growth of state and municipal laws and mandates requiring the electrification of climate control, we believe Dalrada is positioned to pursue opportunities to supply and service this demand.

Our European location in Spain successfully installed and commissioned an initial four 50kW heat pumps order for a regional nursing facility. We are enthusiastic on entering the $14.2 Billion European heat pump market as Global Market Insights forecasts that market to grow to $82.6 Billion by 2034. This development is the beginning of a larger cooperative effort that establishes our expertise with European contractors, with the goal of pursuing the sale and installation of our technology in other nursing facilities, commercial size laundries and food processing facilities. Dalrada Spain has commenced a targeted marketing campaign for its residential products and the response has been positive. As a result, we have realized sales and installations for our 9kW and 11kW heat pumps. Dalrada, in collaboration with a French technology firm, has been working for a number of years now to develop a solution to meet the increasing worldwide demand for clean water. In Q1 of 2025, Dalrada Spain was commissioned in the manufacturing of Atmospheric Water generators (AWG’s), which is currently a $3.3 Billion global market and expected to reach $12.7 Billion by 2034 according to Market.us. With the first order of six water containers at a sale price of €720,000 we believe we are positioned to address this humanitarian need. We are optimistic about the potential in this area, subject to the risks noted above.

1

2025 saw our Deposition & Semiconductor Solutions subsidiary restructured from the ground up including the addition of new personnel with the experience and expertise to drive market and opportunities, utilizing the abilities of some of Dalrada’s other subsidiary companies to add to its product offerings. Dalrada’s Deposition & Semiconductor Solutions will provide not only deposition manufacturing equipment, but also offer tooling, modernization upgrades, service and parts that will be manufactured by Dalrada’s Precision Parts manufacturing. Our transformation and restructuring has already resulted in the successful installation of our deposition technology tools in two countries and the completion of our Novellus C1 Controller Upgrade. This is now available to customers following an extensive test, simulation and demonstration period including at a client test site. In the spirit of continued advancement of our technologies Dalrada has made an investment in building a research and development deposition technology tool at our Livingston facility to continue to push the boundaries and offer our customers additional products.

Looking forward to 2026 Dalrada is already in the process of reducing costs in concert with restructuring operations to be more efficient and profitable as we enter the new year. I anticipate these efforts may contribute to improved operational efficiency and potential value creation, although actual results will depend on numerous factors and are subject to the risks and uncertainties outlined in the forward-looking statements cautionary notice below.

Best Regards,

Brian Bonar

Chief Executive Officer and Chairman of the Board of Directors

FORWARD-LOOKING STATEMENTS CAUTIONARY NOTICE

This letter contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates, and projections about the Company’s business and the industries in which it operates, and include, without limitation, statements regarding future growth, operational improvements, market opportunities, product traction, sales, installations, partnerships, cost reductions, profitability, shareholder value, and positioning in renewable energy, heat pumps, atmospheric water generators, and semiconductor markets. Forward-looking statements are subject to risks, uncertainties, and other factors, many of which are beyond the Company’s control and could cause actual results to differ materially from those contemplated by these statements. These risks include, but are not limited to: delays or failures in product development, manufacturing, or commercialization; regulatory changes or delays (including those related to electrification mandates or environmental standards); competition in our various markets including, but not limited to, heat pump and semiconductor markets; supply chain disruptions; customer adoption rates; execution risks in restructuring and cost-reduction efforts; ability to secure additional orders or scale operations; dependence on key partners; liquidity and capital constraints typical of micro-cap OTC companies; potential need for additional financing; compliance with OTC Markets disclosure requirements; general economic conditions; and other risks detailed in the Company’s public filings with the SEC and OTC Markets, including the Form 10-K for the year ended June 30, 2025, and subsequent reports. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Investors are cautioned not to place undue reliance on these forward-looking statements.

2